Exhibit 99.1

SLR Investment Corp. and SLR Senior Investment Corp.

Announce Entry into Merger Agreement

NEW YORK – December 1, 2021—SLR Investment Corp. (NASDAQ: SLRC) (“SLRC”) and SLR Senior Investment Corp. (NASDAQ: SUNS) (“SUNS”) today announced that they have entered into an agreement to merge together, with SLRC as the surviving company, subject to stockholder approval and customary closing conditions. The Boards of Directors of both SLRC and SUNS, on the recommendation of their special committees consisting only of the independent directors, have unanimously approved the transaction.

Under the terms of the proposed merger, SUNS shareholders will receive an amount of SLRC shares with a net asset value (“NAV”) equal to the NAV of SUNS shares that they hold at the time of closing. The exchange ratio will be determined within forty-eight hours prior to the closing such that shares issued by SLRC to SUNS shareholders will result in an ownership split of the combined company based on the respective NAVs of each of SLRC and SUNS. For illustrative purposes, based on NAVs as of September 30, 2021 and including expected transaction costs and distributions, SLRC would issue approximately 0.7763 shares for each SUNS share outstanding, resulting in approximate pro forma ownership of 77.2% for current SLRC stockholders and 22.8% for current SUNS stockholders.

SLR Capital Partners, LLC (“SLR Capital Partners” or “we,” “us,” or “our”) will continue to serve as the investment adviser of the combined company and all current SLRC officers and directors will remain in their current positions. Effective upon closing of the merger, SLR Capital Partners has voluntarily agreed to a 25 basis points reduction of the base management fee, resulting in a base management fee of 1.50% on gross assets up to 200% of SLRC’s total net assets as of the immediately preceding quarter end. SLRC will retain the contractual annual base management fee payable by SLRC of 1.00% on gross assets that exceed 200% of SLRC’s total net assets as of the immediately preceding quarter end.

The combined company will trade under the ticker symbol “SLRC” on the Nasdaq Global Select Market and currently expects to continue to pay a quarterly distribution of $0.41 per share to the combined company’s shareholders. However, there can be no assurance that the combined company will pay quarterly distributions at this amount or in any amount, and all future distributions will be subject to the approval of the combined company’s board of directors.

“Our announcement represents an important step to further drive value for the shareholders of SLRC and SUNS,” said Michael Gross, Co-Chief Executive Officer of SLRC and SUNS. “We look forward to leveraging the benefits provided by the larger combined company which will operate with greater scale, portfolio diversity and financial flexibility.”

Bruce Spohler, Co-Chief Executive Officer of SLRC and SUNS, said, “We believe the proposed merger of SUNS into SLRC will provide several immediate and long-term benefits to shareholders of both companies and will position us to continue to deliver strong risk-adjusted returns and investment performance for both groups of shareholders.”

Key Transaction Highlights

    • The merger is expected to be accretive to the net investment income of the combined company, reflecting anticipated operational synergies through the elimination of duplicative expenses, the 25 basis points voluntary reduction of SLRC’s base management fee described above, and interest expense savings resulting from more efficient debt financing.

    • The larger market capitalization following completion of the merger may result in greater secondary market trading liquidity and broader equity research coverage.

• The merger brings SLRC’s and SUNS’s niche commercial finance investment strategies into one entity, promoting further cross-collaboration and additional synergies, while providing both investor bases access to a broader and more diversified set of investment verticals with the potential to invest in larger portfolio companies.

    • The combination of two known portfolios, with approximately 29% of the combined portfolio consisting of previously overlapping SLRC and SUNS investments, based on the portfolio fair values as of September 30, 2021, will help to facilitate a seamless portfolio integration.

    • The combined portfolio will result in greater diversification through a larger portfolio and more individual borrowers.

    • The combined company would have had over $2 billion of assets invested in more than 125 portfolio companies as of September 30, 2021. The combined investment portfolio would have been composed of approximately 65% senior secured loans and approximately 35% equity of which over 98% is invested in commercial finance companies which lend and/or lease on a senior secured first lien basis. Investments on non-accrual would have been low at 1.5% of the combined portfolio at fair value.

    • Prior to the anticipated closing in the first half of 2022, the SLRC Board of Directors intends to declare its ordinary course $0.41 quarterly distribution for the first fiscal quarter of 2022. Also prior to the closing, the SUNS Board of Directors intends to declare and pay its ordinary course monthly distributions of $0.10 per month for the first fiscal quarter of 2022, including the March 2022 distribution, which will be declared and paid just prior to the anticipated closing of the transaction.

    • We currently anticipate that SLRC’s quarterly distribution will remain at $0.41 per share post-closing, which translates to a distribution increase for SUNS shareholders of approximately 6%, based on the illustrative conversion rate at 9/30. However, there can be no assurance that the combined company will pay quarterly distributions at this amount or in any amount, and all future distributions will be subject to the approval of the combined company’s board of directors.

The transaction, which is intended to be treated as a tax-free reorganization, is subject to various approvals by SLRC and SUNS stockholders and other customary closing conditions. Assuming these conditions are satisfied, the transaction is expected to close in the first half of 2022.

Keefe, Bruyette & Woods, A Stifel Company, serves as financial advisor and Blank Rome LLP serves as the legal counsel to the special committee of SLRC. Houlihan Lokey Capital, Inc. serves as financial advisor and Dechert LLP serves as the legal counsel to the special committee of SUNS. Katten Muchin Rosenman LLP serves as the legal counsel to SLRC, SUNS and SLR Capital Partners.

Conference Call and Webcast

SLR Capital Partners will host a press conference to discuss this transaction tomorrow, December 2, 2021, at 9:00 a.m. (Eastern Time). All interested parties may participate in the conference call by dialing (844) 889-7786 approximately 5-10 minutes prior to the call, international callers should dial (661) 378-9930. Participants should reference SLRC and the participant passcode of 5915529 when prompted. This conference call will also be broadcast live over the Internet and can be accessed by all interested parties through SLRC’s or SUNS’s website, www.slrinvestmentcorp.com or www.slrseniorinvestmentcorp.com

A presentation containing a discussion of this transaction will be referenced on the conference call and has been posted to the Investors sections of SLRC’s and SUNS’s websites and filed with the U.S. Securities and Exchange Commission (the “SEC”).

To listen to the webcast, please go to either of these websites prior to the start of the call to register and download any necessary audio software. For those who are not able to listen to the live broadcast, a replay of the webcast will be available soon after the call. A telephone replay will be available until December 14, 2021 and can be accessed by dialing (855) 859-2056 and using the passcode 5915529. International callers should dial (404) 537-3406.

About SLR Investment Corp.

SLR Investment Corp. is a closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. A specialty finance company with expertise in several niche markets, SLRC primarily invests directly and indirectly in leveraged, U. S. middle market companies in the form of cash flow senior secured loans including first lien and second lien debt instruments and asset-based loans including senior secured loans collateralized on a first lien basis primarily by current assets. For more information, please visit: www.slrinvestmentcorp.com

About SLR Senior Investment Corp.

SLR Senior Investment Corp. is a closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. A specialty finance company with expertise in several niche markets, SUNS primarily invests directly and indirectly in leveraged, U.S. middle market companies primarily in the form of cash flow first lien senior secured debt instruments and asset-based loans including senior secured loans collateralized on a first lien basis primarily by current assets. For more information, please visit: www.slrseniorinvestmentcorp.com

About SLR Capital Partners, LLC

SLR Capital Partners is an SEC-registered investment adviser that primarily invests in leveraged, U.S. middle market companies in the form of cash flow and asset-based senior secured investments. Currently, SLR Capital Partners manages public and private business development companies, private credit funds and separately managed accounts, including serving as the investment adviser to SLRC and SUNS.

Since its formation in 2006, SLR Capital Partners and its affiliates have invested over $14 billion in approximately 1,400 different portfolio companies with approximately 250 private equity sponsors. SLR Capital Partners was founded by Michael Gross and Bruce Spohler, who each have over 30 years of investment experience through multiple credit cycles. For more information, please visit: https://www.slrcapitalpartners.com/

Forward-Looking Statements

Some of the statements in this press release constitute forward-looking statements because they relate to future events, future performance or financial condition or the two-step merger of SUNS with and into SLRC (the “Mergers”). The forward-looking statements may include statements as to: future operating results of SLRC and SUNS and distribution projections; business prospects of SLRC and SUNS and the prospects of their portfolio companies; and the impact of the investments that SLRC and SUNS expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this press release involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of SLRC and SUNS stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment, (x) risks associated with possible disruption in the operations of SUNS and SLRC or the economy generally due to terrorism, natural disasters or the COVID-19 pandemic; (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in SLRC’s and SUNS’s operating areas, particularly with respect to business development companies or regulated investment companies; (xiii) general considerations associated with the COVID-19 pandemic; and (xiv) other considerations that may be disclosed from time to time in SLRC’s and SUNS’s publicly disseminated documents and filings. SLRC and SUNS have based the forward-looking statements included in this presentation on information available to them on the date of this presentation, and they assume no obligation to update any such forward-looking statements. Although SLRC and SUNS undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that SLRC and SUNS in the future may file with the SEC, including the Joint Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Additional Information and Where to Find It

In connection with the Mergers, SLRC and SUNS plan to file with the SEC and mail to their respective stockholders a joint proxy statement on Schedule 14A (the “Joint Proxy Statement”), and SLRC plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Joint Proxy Statement and a prospectus of SLRC. The Joint Proxy Statement and the Registration Statement will each contain important information about SLRC, SUNS, the Mergers and related matters. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF SUNS AND SLRC ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SLRC, SUNS, THE MERGERS AND RELATED MATTERS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or, for documents filed by SLRC, from SLRC’s website at www.slrinvestmentcorp.com and, for documents filed by SUNS, from SUNS’s website at www.slrseniorinvestmentcorp.com

Participants in the Solicitation

SLRC, its directors, certain of its executive officers and certain employees and officers of SLR Capital Partners and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about the directors and executive officers of SLRC is set forth in its proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on August 20, 2021. SUNS, its directors, certain of its executive officers and certain employees and officers of SLR Capital Partners and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about the directors and executive officers of SUNS is set forth in its proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on August 20, 2021. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the SLRC and SUNS stockholders in connection with the Mergers will be contained in the Joint Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this press release is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in SLRC, SUNS or in any fund or other investment vehicle managed by SLR Capital Partners or any of its affiliates.

Contact

SLR Investment Corp. and SLR Senior Investment Corp.

Investor Relations

(646) 308-8770